Exhibit 10.4

September 14, 2005

Global Services Partners Acquisition Corp.

9302 Lee Highway, 5th Floor

Fairfax, Virginia 22031

HCFP/Brenner Securities LLC

888 Seventh Avenue, 17th Floor

New York, New York 10106

Re:	Initial Public Offering

Ladies and Gentlemen:

The undersigned director and security holder of Global Services Partners Acquisition Corp. (the “Company”), in consideration of HCFP/Brenner Securities LLC’s (“Brenner”) willingness to underwrite an initial public offering of the securities of the Company (the “IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

1. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (“Effective Date”) of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to (i) cause the Trust Fund to be liquidated and distributed to the holders of the shares of Class B common stock sold in the Company’s IPO and (ii) liquidate as soon as reasonably practicable. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities (each a “Claim”) and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

2. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Trust Fund or until such time as the undersigned ceases to be a director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

3. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company’s stockholders from a financial perspective.

Global Services Partners Acquisition Corp.

HCFP/Brenner Securities LLC

September 14, 2005

4. Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation or fees of any kind, including finder’s and consulting fees, prior to, or for services they rendered in order to effectuate, the Business Combination. The undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

5. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

6. The undersigned agrees not to sell any of his Insider Securities until the Company’s completion of a Business Combination.

7. The undersigned agrees to be serve as a member of the Company’s Board of Directors until the earlier of the consummation by the Company of a Business Combination or the distribution of the Trust Fund. The undersigned’s biographical information furnished to the Company and Brenner and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and, to the best of the undersigned’s knowledge, contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s Questionnaire furnished to the Company and Brenner is true and accurate in all respects. The undersigned represents and warrants that:

(a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Company’s Board of Directors.

Global Services Partners Acquisition Corp.

HCFP/Brenner Securities LLC

September 14, 2005

9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents (including any investigative search firm retained by Brenner) any information they may have about the undersigned’s background and finances (“Information”). Neither Brenner nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

10. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) “Insiders” shall mean all officers, directors and securityholders of the Company immediately prior to the IPO; (iii) “Insider Securities” shall mean all of the shares of common stock, Class W Warrants and Class Z Warrants (and all shares of common stock underlying such securities) of the Company owned by an Insider prior to the IPO; and (iv) “Trust Fund” shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the Company’s IPO as contemplated by the Company’s prospectus relating to the IPO.

Brian Boyle

/s/ BRIAN BOYLE
Signature

Exhibit A

Dr. Brian Boyle has been a member of our Board of Directors since our inception. Since September 2003, Dr. Boyle has served as Chairman of the Board and Chief Executive Officer of Strategitec International Ltd., a private company that provides dedicated offshore outsourcing services to U.S. companies seeking to reduce development costs and increase quality. Dr. Boyle also has served, since 1996, as Vice Chairman of Boston Communications Group, Inc., a Nasdaq listed provider of access management, billing, payment and network solution services, and has held various other positions since joining that company in 1994. Since 1995, Dr. Boyle has served as a Director and Chairman Emeritus of MicroFinancial Incorporated, a New York Stock Exchange listed provider of lease and financing services, formerly known as Boyle Leasing Technologies. Dr. Boyle was the Chief Executive Officer of MicroFinancial from 1985 to 1987 and was its Chairman of the Board from 1985 to 1995. Additionally, Dr. Boyle has been a Director of Abt Associates Inc., a government and business research and consulting firm, since 1996. Since July 2003, Dr. Boyle has also been a Director of cMedia Corp., a manufacturer of video evidence management products for law enforcement, and since 1985, Dr. Boyle has been a Director of DentAMed Inc., a health care finance company providing consumer funding for medical care. From 1999 to March 2003, Dr. Boyle was Chairman of the Board and Chief Executive Officer of GoldK, Inc., a retirement plan platform company focused on using the Internet to create, manage, distribute and support retirement plans. From 1989 to 1993, Dr. Boyle was Chief Executive Officer of Credit Technologies, Inc. (now Lightbridge, a Nasdaq listed company), a provider of credit decision, fraud prevention and customer acquisition software and services to the wireless industry, which he founded in 1989. From 1986 to 1996, Dr. Boyle was a general partner of BEB I/BEB II Limited Partnerships, which were startup-focused investment funds. From 1984 to 1990, Dr. Boyle was Chief Executive Officer of Appex, Inc., a provider of billing software, MIS systems and roaming network and clearinghouse services for the cellular industry that was acquired by Electronic Data Systems in 1990. In 1974, Dr. Boyle founded Interactive Management Systems, Inc., a software products firm, where he served as President and Chief Executive Officer until it was acquired in 1981 by a company now owned by GTE. Dr. Boyle left Interactive Management Systems in 1983. Dr. Boyle received an A.B. from Amherst College and a B.S., M.S., E.E. and Ph.D. from Massachusetts Institute of Technology.